                                                                    EXHIBIT 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Armor Electric Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Merrill Moses, as President and Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


February 20, 2008

                                                        /s/ Merrill Moses
                                                        ------------------------
                                                        Merrill Moses, President